Capital Management Policies and Procedures	12 Months Ended
Jun. 30, 2025
Corporate information and statement of IFRS compliance [abstract]
Capital Management Policies and Procedures	Capital Management Policies and Procedures
The Group’s capital management objectives are:
•to ensure the Group's ability to continue as a going concern; and
•to provide an adequate return to shareholders by pricing products and services commensurately with the level of risk.
The Group monitors capital on the basis of the carrying amount of equity plus the revolving credit facility loan, less cash and cash equivalents as presented on the consolidated balance sheets. The Group manages its capital structure and makes adjustments in the light of changes in economic conditions and the risk characteristics of the underlying assets.

	2025 £’000	2024 £’000
Equity	£582,939	£639,455
Loans and borrowings	180,943	144,754
Less: Cash and cash equivalents	(59,345)	(62,358)
Total Capital	£704,537	£721,851